UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2018

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, Texas 77389

(Address of principal executive office) (Zip Code)

(832) 796-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement

The description of the Credit Agreement (as defined below) in Item 2.03 is incorporated into this item by reference.

Supplemental Indentures

On April 26, 2018, Southwestern Energy Company (the "Company") entered into (i) a second supplemental indenture, by and among the Company, as issuer, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, to the indenture dated as of March 5, 2012, as supplemented by the first supplemental indenture dated as of November 29, 2017, relating to the Company’s 4.10% Senior Notes due 2022 (the “2022 Notes”), (ii) a fourth supplemental indenture, by and among the Company, as issuer, the guarantors named therein and U.S. Bank National Association, as trustee, to the indenture dated as of January 23, 2015, as supplemented by the first supplemental indenture, dated as of January 23, 2015, the second supplemental indenture, dated as of September 25, 2017, and the third supplemental indenture dated as of November 29, 2017, relating to the Company’s 4.95% Senior Notes due 2025 (the “2025 Notes”) and (iii) a second supplemental indenture, by and among the Company, as issuer, the guarantors named therein and U.S. Bank National Association, as trustee, to the indenture dated as of September 25, 2017, as supplemented by the first supplemental indenture, dated as of September 25, 2017, relating to the Company’s 7.50% Senior Notes due April 2026 (the “2026 Notes”) and 7.75% Senior Notes due October 2027 (the “2027 Notes” and, together with 2022 Notes, the 2025 Notes and the 2026 Notes, the “Notes”).

The supplemental indentures were entered into pursuant to previous requirements under the applicable indenture to cause each subsidiary that becomes a guarantor of obligations under the Credit Agreement to also become a guarantor of the Notes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the supplemental indentures, copies of which are attached to this Current Report on Form 8-K as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

To the extent required, the disclosure in Item 2.03 is incorporated into this item by reference.

SECTION 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On April 26, 2018, the Company, as borrower, entered into a Credit Agreement (the “Credit Agreement”), with various lenders and JPMorgan Chase Bank, N.A., as administrative agent and lender, with aggregate commitments of $2,000,000,000, an initial borrowing base of $3,200,000,000 and an aggregate maximum revolving credit amount of $3,500,000,000. The Credit Agreement is secured by substantially all of the assets owned by the Company and its subsidiaries. Concurrently, the Company, as borrower, and JPMorgan Chase Bank, N.A., as administrative agent, terminated the Company’s existing credit agreements dated December 16, 2013, and June 27, 2016, and the Company repaid the $1,191,000,000 secured term loan balance under the credit agreement dated June 27, 2016, with cash on hand and borrowings under the new Credit Agreement. The Company’s initial borrowings under the new Credit Agreement were $360,000,000, a portion of which related to other working capital needs. All outstanding letters of credit under the credit agreement dated June 27, 2016 were converted into letters of credit under the new Credit Agreement.

The Credit Agreement matures on April 26, 2023, provided that if the Company has not amended, redeemed or refinanced at least $700,000,000 of its 2022 Senior Notes on or before December 14, 2021, the Credit Agreement will mature on December 14, 2021.

Loans under the Credit Agreement are subject to varying rates of interest based on whether the loan is a Eurodollar loan or an alternate base rate loan. Eurodollar loans bear interest at the Eurodollar rate, which is the LIBO Rate for such interest period multiplied by the Statutory Reserve Rate, plus the applicable margin (as those terms are defined in the Credit Agreement). The applicable margin for Eurodollar loans under the Credit Agreement ranges from 1.50% to 2.50% based on the Company’s utilization of the borrowing base under the Credit Agreement. Alternate base rate loans bear interest at the alternate base rate plus the applicable margin. The applicable margin for alternate base rate loans under the Credit Agreement ranges from 0.50% to 1.50% based on the Company’s utilization of the borrowing base under the Credit Agreement.

The Credit Agreement contains customary representations and warranties and contains covenants including, among others, the following:

•	a prohibition against incurring debt, subject to permitted exceptions;

•	a restriction on creating liens on assets, subject to permitted exceptions;

•	restrictions on mergers and asset dispositions;

•	restrictions on use of proceeds, investments, transactions with affiliates, or change of principal business; and

•	maintenance of the following financial covenants, commencing with the fiscal quarter ending June 30, 2018:

1.	Minimum Current Ratio (as defined in the Credit Agreement) of no less than 1.00 to 1.00.

2.	Maximum Total Net Leverage Ratio (as defined in the Credit Agreement) of no less than (i) with respect to each fiscal quarter ending during the period from June 30, 2018 through March 31, 2019, 4.50 to 1.00, (ii) with respect to each fiscal quarter ending during the period from June 30, 2019 through March 31, 2020, 4.25 to 1.00, and (iii) with respect to each fiscal quarter ending on or after June 30, 2020, 4.00 to 1.00.

The Credit Agreement contains customary events of default that include, among other things, the failure to comply with the financial covenants described above, non-payment of principal, interest or fees, violation of covenants, inaccuracy of representations and warranties, bankruptcy and insolvency events, material judgments and cross-defaults to material indebtedness. If an event of default occurs and is continuing, all amounts outstanding under the Credit Agreement may become immediately due and payable.

The foregoing description of the Credit Agreement is a summary only and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibits 10.1, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of April 26, 2018, between Southwestern Energy Company, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Fourth Supplemental Indenture, dated as of April 26, 2018, between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee

4.3	Second Supplemental Indenture, dated as of April 26, 2018, between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee

10.1	Credit Agreement, dated April 26, 2018 among Southwestern Energy Company, JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders from time to time party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: April 26, 2018	By:	/s/ Julian M. Bott
Name: Julian M. Bott
Title: Executive Vice President and Chief Financial Officer